Supplement Dated June 10, 2021 to Your Prospectus Dated May 3, 2021

Issued by Talcott Resolution Life Insurance Company Separate Account Seven

Huntington Leaders Outlook Series II/IIR/III

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life Insurance Company

In Section 2. Fee Summary, the following changes are made:

The table reflecting the minimum and maximum expenses total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract for Huntington Leaders Outlook II/IIR/III is deleted and replaced with the following:

Huntington Leaders Outlook II/IIR/III	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.35%	2.18%

The Example table for Huntington Leaders Outlook II/IIR/III is deleted and replaced with the following:
Huntington Leaders Outlook II/IIR/III:
(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	$1,168
3 years	$2,049
5 years	$2,659
10 years	$5,273
(2)    If you annuitize at the end of the applicable time period:

1 year	$428
3 years	$1,494
5 years	$2,553
10 years	$5,169
(3)    If you do not Surrender your Contract:

1 year	$535
3 years	$1,601
5 years	$2,659
10 years	$5,273
This Supplement Should Be Retained With Your Prospectus for Future Reference
HV-7853